 [NFG LOGO OMITTED}

Financial
News

National Fuel Gas Company

10 Lafayette Square/Buffalo, NY 14203
Margaret M. Suto
Investor Relations
716-857-6987
Joseph Pawlowski
Treasurer
716-857-6904

RELEASE DATE: Immediate January 24, 2002

NATIONAL FUEL REPORTS FIRST QUARTER RESULTS

(January 24, 2002) BUFFALO, NEW YORK: National Fuel Gas Company (“National Fuel” or the “Company”) (NYSE:NFG) today reported earnings for the first quarter ended December 31, 2001 of $33.2 million, or $0.41 per diluted share. This compares with earnings of $53.0 million, or $0.66 per diluted share, for the quarter ended December 31, 2000. The decrease in earnings of $19.8 million for the quarter as compared with the prior year’s quarter was principally the result of lower earnings in the Exploration and Production segment.

        Philip C. Ackerman, National Fuel’s Chairman, President and Chief Executive Officer commented, “The wisdom of having a diverse asset base is again evident. As we have said in the past, our regulated enterprises are the foundation of the Company’s earnings. We recognize that commodity prices are subject to fluctuation, and that the extraordinary earnings produced by the Exploration and Production segment in fiscal 2001 would be impossible to reproduce in fiscal 2002 given the dramatic decline in oil and gas prices.”*

        Earnings in the Exploration and Production segment for the quarter ended December 31, 2001 of $1.4 million were down $21.6 million from the prior year’s first quarter primarily due to lower commodity prices. Crude oil and natural gas prices (after hedging) declined by 26% and 17%, respectively, from the prior year’s quarter, which more than offset the current quarter’s 31% increase in natural gas production. In addition, during the first quarter of fiscal 2002, the Exploration and Production segment recorded a net after tax $3.4 million, or $0.04 per diluted share, non-cash charge to reserve for the Company’s exposure under certain derivative contracts with a subsidiary of Enron Corporation (“Enron”). However, under hedge accounting rules, this charge will reverse over the remaining three quarters of fiscal 2002.* Therefore, the net impact on earnings for the entire fiscal year will be the same as if the Company had not entered into those Enron transactions.*

        Ackerman continued, “While our reserve base remains in place and ready to be developed, persistent low commodity prices caused us to trim our drilling budget and delay production in our Canadian operations. In light of these actions, our production estimates for fiscal 2002 will now be in the range of 90 to 95 Bcfe.* Consequently, our estimated earnings expectations are revised from the previous range of $1.70 to $1.80 per diluted share to $1.50 to $1.60 per diluted share.”*

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Page 2.

        The Utility segment’s first quarter fiscal 2002 earnings of $18.0 million were virtually unchanged from the first quarter of fiscal 2001. In the Utility’s New York service territory, earnings were up $1.5 million (after tax) primarily due to a reduction in stock appreciation rights (“SARs”) expense. In the Pennsylvania service territory, earnings were down $1.7 million (after tax) mostly due to warmer weather. Earnings in Pennsylvania were positively impacted by lower operation and maintenance expense which was the result of lower SARs expense and the fact that the prior year’s quarter included expense incurred in connection with an early retirement offer. Future earnings will not be materially impacted by SARs expense due to the fact that in November 2001, the Company cancelled substantially all of the SARs, issued non-qualified stock options and eliminated all future awards of SARs under its stock option plans.*

        In the Pipeline and Storage segment, earnings of $10.0 million for the quarter ended December 31, 2001 were up $3.4 million compared to the first quarter of fiscal 2001. Reasons for the increase included higher efficiency gas revenues, lower SARs expense, and a non-recurring early retirement offer made in the first quarter of fiscal 2001. These positive contributions to earnings were offset in part by the fact that the prior year’s earnings included other income realized upon the buy-out by a customer of a long-term transportation contract.

        The Energy Marketing segment’s first quarter fiscal 2002 earnings of $1.9 million were $0.6 million higher when compared with the prior year primarily due to lower bad debt and interest expense.

        The International segment’s first quarter fiscal 2002 earnings of $1.0 million were $1.2 million lower when compared with the prior year primarily due to lower heat and electric volumes and margins, combined with higher operating costs.

        The Timber segment’s first quarter earnings of $1.5 million were $0.9 million lower than the prior year’s first quarter. This decrease was primarily the result of the fact that the prior year’s earnings included gains realized on the sale of timber properties.

        The Company will host a conference call on Friday, January 25, 2002 at 11:00 a.m. (Eastern Time) to discuss this announcement. There are two ways to access this call; first, you may go to the Company’s home page at its Internet Web site http://www.nationalfuelgas.com and click on the words “Conference Call”; and second, for those without Internet access, a toll free number may be used. Please call 1-888-455-9641 and use the passcode “National Fuel” to listen to the live call. For those unable to listen to the live broadcast, a replay will be available at the above-mentioned Internet Web site beginning about one hour after the call, and continuing until the close of business on Friday, February 1, 2002. In addition, the call will be recorded and a toll-free replay will be available for playback by telephone approximately one hour after the call is completed at 1-800-562-4434, continuing until the close of business on Friday, February 1, 2002.

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Page 3.

        Please note that all Seneca Resources Corporation first quarter earnings information is incorporated in this earnings release.

        National Fuel is an integrated energy company with $3.5 billion in assets comprised of the following six operating segments: Utility, Pipeline and Storage, Exploration and Production, International, Energy Marketing, and Timber. Additional information about National Fuel is available on its Internet Web site: http://www.nationalfuelgas.com or through its investor information service at 1-800-334-2188.

* Certain statements contained herein, including those which are designated with an asterisk (“*”), are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in economic conditions including economic disruptions caused by terrorist activities, demographic patterns or weather conditions; changes in the availability and/or price of natural gas and oil; inability to obtain new customers or retain existing ones; significant changes in competitive conditions affecting the Company; governmental/regulatory actions, initiatives and proceedings, including those affecting acquisitions, financings, allowed rates of return, industry and rate structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays or changes in project costs; the nature and projected profitability of pending and potential projects and other investments; occurrences affecting the Company’s ability to obtain funds from operations, debt or equity to finance needed capital expenditures and other investments; uncertainty of oil and gas reserve estimates; ability to successfully identify and finance oil and gas property acquisitions and ability to operate and integrate existing and any subsequently acquired business or properties; ability to successfully identify, drill for and produce economically viable natural gas and oil reserves; significant changes from expectations in the Company’s actual production levels for natural gas or oil; changes in the availability and/or price of derivative financial instruments; changes in the price of natural gas or oil and the related effect given the accounting treatment or valuation of related derivative financial instruments; inability of the various counterparties to meet their obligations with respect to the Company’s financial instruments; regarding foreign operations - changes in foreign trade and monetary policies, laws, and regulations related to foreign operations, political and governmental changes, inflation and exchange rates, taxes and operating conditions; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company’s relationship with its employees and contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; or changes in accounting principles or the application of such principles to the Company. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                  NATIONAL FUEL GAS COMPANY
                                       AND SUBSIDIARIES

(Thousands of Dollars, except per share amounts)
                                                      Three Months Ended
                                                         December 31,
                                               ----------------------------------
                                                          (Unaudited)
SUMMARY OF OPERATIONS                               2001              2000
                                               ---------------   ----------------
Operating Revenues                                    394,108       $    549,999
                                               ---------------   ----------------

Operating Expenses:
  Purchased Gas                                       131,187            263,575
  Fuel Used in Heat and Electric Generation            15,618             16,064
  Operation and Maintenance                           104,546            101,291
  Property, Franchise and Other Taxes                  17,205             21,453
  Depreciation, Depletion and Amortization             44,045             39,136
  Income Taxes - Current                               18,072             20,900
               - Deferred                               4,637             12,459
                                               ---------------   ----------------
                                                      335,310            474,878
                                               ---------------   ----------------

Operating Income                                       58,798             75,121
Other Income                                            2,133              8,165
                                               ---------------   ----------------

Income Before Interest Charges and Minority
  Interest in Foreign Subsidiaries                     60,931             83,286

Interest Charges                                       27,101             29,387
Minority Interest in Foreign Subsidiaries                (623)              (915)
                                               ---------------   ----------------

Net Income Available for Common Stock                $ 33,207           $ 52,984
                                                ===============   ================

Earnings Per Common Share:
   Basic                                               $ 0.42             $ 0.67
                                               ===============   ================
   Diluted                                             $ 0.41             $ 0.66
                                               ===============   ================

Weighted Average Common Shares:
  Used in Basic Calculation                        79,471,820         78,760,226
                                               ===============   ================
  Used in Diluted Calculation                        80,417,092       80,346,348
                                               ===============   ================

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                            NATIONAL FUEL GAS COMPANY
                                AND SUBSIDIARIES

SEGMENT INFORMATION
(Thousands of Dollars)
                                           Three Months Ended
                                              December 31,
                                              (Unaudited)
                               ---------------------------------------------

                                                                Increase
                                   2001            2000        (Decrease)
                               --------------  -------------- --------------
Operating Revenues
Utility                            $ 227,988       $ 354,168      $(126,180)
Pipeline and Storage                  42,945          42,665            280
Exploration and Production            75,000          91,749        (16,749)
International                         30,538          31,224           (686)
Energy Marketing                      32,785          48,186        (15,401)
Timber                                10,331          10,937           (606)
                               --------------  -------------- --------------
   Total Reportable Segments         419,587         578,929       (159,342)
All Other                              2,368           1,299          1,069
Intersegment Eliminations            (27,847)        (30,229)         2,382
                               --------------  -------------- --------------
   Total Consolidated              $ 394,108       $ 549,999      $(155,891)
                               ==============  ============== ==============

Operating Income (Loss)
 Before Income Taxes
Utility                             $ 37,953        $ 38,627         $ (674)
Pipeline and Storage                  19,306          10,298          9,008
Exploration and Production            15,657          50,187        (34,530)
International                          4,037           6,640         (2,603)
Energy Marketing                       3,338           2,415            923
Timber                                 2,928           2,899             29
                               --------------  -------------- --------------
   Total Reportable Segments          83,219         111,066        (27,847)
All Other                               (225)         (1,024)           799
Corporate                             (1,487)         (1,562)            75
                               --------------  -------------- --------------
   Total Consolidated               $ 81,507       $ 108,480      $ (26,973)
                               ==============  ============== ==============

Net Income
Utility                             $ 18,041        $ 18,287         $ (246)
Pipeline and Storage                  10,014           6,595          3,419
Exploration and Production             1,441          23,001        (21,560)
International                            993           2,240         (1,247)
Energy Marketing                       1,948           1,344            604
Timber                                 1,538           2,396           (858)
                               --------------  -------------- --------------
   Total Reportable Segments          33,975          53,863        (19,888)
All Other                                  5            (732)           737
Corporate                               (773)           (147)          (626)
                               --------------  -------------- --------------
   Total Consolidated               $ 33,207        $ 52,984      $ (19,777)
                               ==============  ============== ==============

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                            NATIONAL FUEL GAS COMPANY
                                AND SUBSIDIARIES

SEGMENT INFORMATION (Continued)
(Thousands of Dollars)
                                          Three Months Ended
                                             December 31,
                                              (Unaudited)
                              -------------------------------------------

                                                              Increase
                                  2001           2000        (Decrease)
                              -------------  -------------  -------------

Depreciation, Depletion
 and Amortization:
Utility                            $ 9,270        $ 9,225           $ 45
Pipeline and Storage                 5,875          5,887            (12)
Exploration and Production          24,987         20,447          4,540
International                        2,792          2,703             89
Energy Marketing                        46             60            (14)
Timber                               1,043            781            262
                              -------------  -------------  -------------
   Total Reportable Segments        44,013         39,103          4,910
All Other                               31             32             (1)
Corporate                                1              1              -
                              -------------  -------------  -------------
   Total Consolidated             $ 44,045       $ 39,136        $ 4,909
                              =============  =============  =============

Expenditures for
 Long-Lived Assets
Utility                           $ 11,547       $ 10,116        $ 1,431
Pipeline and Storage                 6,577          6,442            135
Exploration and Production          37,463         42,746         (5,283)
International                        1,919          9,447         (7,528)
Energy Marketing                        23              -             23
Timber                               2,719            589          2,130
                              -------------  -------------  -------------
   Total Reportable Segments        60,248         69,340         (9,092)
All Other                                -              9             (9)
                              -------------  -------------  -------------
   Total Consolidated             $ 60,248       $ 69,349       $ (9,101)
                              =============  =============  =============

DEGREE DAYS

                                                                                                     Percent Colder
                                                                                                     (Warmer) Than:
Three Months Ended December 31                  Normal          2001             2000             Normal       Last Year
                                             -------------  -------------    -------------    -------------- --------------

  Buffalo, NY                                     2,320        1,799            2,488             (22.5)         (27.7)
  Erie, PA                                        2,019        1,659            2,332             (17.8)         (28.9)

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                                                    NATIONAL FUEL GAS COMPANY
                                                         AND SUBSIDIARIES

                                              EXPLORATION AND PRODUCTION INFORMATION

                                                          Three Months Ended
                                                             December 31,
                                                  ------------------------------------
                                                                            Increase
                                                    2001         2000      (Decrease)
                                                  ----------   ----------  -----------

Gas Production/Prices:
Production (MMcf)
  Gulf Coast                                          7,188        6,429          759
  West Coast                                          1,246        1,044          202
  Appalachia                                          1,058        1,043           15
  Canada                                              1,831          122        1,709
                                                  ----------   ----------  -----------
                                                     11,323        8,638        2,685
                                                  ==========   ==========  ===========
Average Prices (Per  Mcf)
  Gulf Coast                                         $ 2.41       $ 5.91      $ (3.50)
  West Coast                                           2.35         9.36        (7.01)
  Appalachia                                           3.66         4.18        (0.52)
  Canada                                               2.07         4.75        (2.68)
    Weighted Average                                   2.47         6.10        (3.63)
    Weighted Average after Hedging                     3.10         3.74        (0.64)

Oil Production/Prices:
Production (Thousands of Barrels)
  Gulf Coast                                            454          356           98
  West Coast                                            748          745            3
  Appalachia                                              2            2            -
  Canada                                                755          741           14
                                                  ----------   ----------  -----------
                                                      1,959        1,844          115
                                                  ==========   ==========  ===========

Average Prices (Per Barrel)
  Gulf Coast                                        $ 19.16       $31.80     $ (12.64)
  West Coast                                          15.35        26.94       (11.59)
  Appalachia                                          24.93        30.90        (5.97)
  Canada                                              14.40        28.01       (13.61)
    Weighted Average                                  15.88        28.31       (12.43)
    Weighted Average after Hedging                    17.01        23.03        (6.02)

Total Production (Mmcfe)                             23,077       19,702        3,375
                                                  ==========   ==========  ===========

Selected Operating Performance Statistics:
General & Administrative Expense per Mcfe            $ 0.23  *    $ 0.30      $ (0.07)
Lease Operating Expense per Mcfe                     $ 0.77       $ 0.75       $ 0.02
Depreciation, Depletion & Amortization per Mcfe      $ 1.08       $ 1.04       $ 0.04

* Excludes the impact of the Enron impairment

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                                                     NATIONAL FUEL GAS COMPANY
                                                          AND SUBSIDIARIES

                                               EXPLORATION AND PRODUCTION INFORMATION

Hedging Summary for Fiscal 2002

SWAPS                                              Volume       Average Hedge Price
Oil                                                3.8 MMBBL    $23.45/BBL
Gas                                                12.2 BCF     $3.60/MCF

PUTS                                               Volume       Average Hedge Price
Oil                                                      -             -
Gas                                                2.0 BCF      $4.09/MCF

No-cost Collars                                    Volume       Floor Price            Ceiling Price
Oil                                                0.9 MMBBL    $21.86/BBL             $27.96/BBL
Gas                                                9.7 BCF      $2.60/MCF              $4.51/MCF

Hedging Summary for Fiscal 2003

SWAPS                                              Volume       Average Hedge Price
Oil                                                1.8 MMBBL    $19.93/BBL
Gas                                                1.1 BCF      $2.80/MCF

PUTS                                               Volume       Average Hedge Price
Oil                                                      -             -
Gas                                                0.2 BCF      $3.98/MCF

No-cost Collars                                    Volume       Floor Price            Ceiling Price
Oil                                                1.1 MMBBL    $21.96/BBL             $26.41/BBL
Gas                                                6.2 BCF      $4.05/MCF              $5.28/MCF

Drilling Program Quarter Ended December 31, 2001:
Wells Drilled                                        United
                                                     States            Canada             Total
                                                   -----------  ---------------------  -------------
Exploratory
    Successful                                           3                  0                3
    Unsuccessful                                         1                  2                3
Developmental
    Successful                                           8                 22               30
    Unsuccessful                                         0                  4                4
Total
    Successful                                          11                 22               33
    Unsuccessful                                         1                  6                7

Success Ratio                                          92%                79%              83%

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                            NATIONAL FUEL GAS COMPANY
                                AND SUBSIDIARIES

Utility Throughput - (millions of cubic feet - MMcf)
                                                 Three Months Ended
                                                    December 31,
                                        -------------------------------------
                                                                   Increase
                                          2001          2000      (Decrease)
                                        ----------   -----------  -----------
    Residential Sales                      17,913        24,001       (6,088)
    Commercial Sales                        3,117         4,451       (1,334)
    Industrial Sales                          698         1,674         (976)
                                        ----------   -----------  -----------
                                           21,728        30,126       (8,398)
                                        ----------   -----------  -----------
     Off-System Sales                       3,949         3,181          768
    Transportation                         15,235        17,514       (2,279)
                                        ----------   -----------  -----------
                                           40,912        50,821       (9,909)
                                        ==========   ===========  ===========

Pipeline & Storage Throughput - (MMcf)
                                                 Three Months Ended
                                                    December 31,
                                        -------------------------------------
                                                                   Increase
                                          2001          2000      (Decrease)
                                        ----------   -----------  -----------
    Firm Transportation - Affiliated       30,337        41,420      (11,083)
    Firm Transportation - Non-Affiliated   41,713        48,122       (6,409)
    Interruptible Transportation            1,990         5,950       (3,960)
                                        ----------   -----------  -----------
                                           74,040        95,492      (21,452)
                                        ==========   ===========  ===========

Energy Marketing Volumes
                                                 Three Months Ended
                                                    December 31,
                                        -------------------------------------
                                                                   Increase
                                          2001          2000      (Decrease)
                                       ----------   -----------  -----------
    Natural Gas (MMcf)                      7,190         7,728         (538)
                                        ==========   ===========  ===========

International Sales Volumes
                                                 Three Months Ended
                                                    December 31,
                                       -------------------------------------
                                                                   Increase
                                          2001          2000      (Decrease)
                                        ----------   -----------  -----------
    Heating (Gigajoules)                3,231,692     3,365,555     (133,863)
                                        ==========   ===========  ===========

    Electricity (Megawatt hours)          261,681       330,024      (68,343)
                                        ==========   ===========  ===========

Timber Board Feet (Thousands)
                                                 Three Months Ended
                                                    December 31,
                                        -------------------------------------
                                                                   Increase
                                          2001          2000      (Decrease)
                                        ----------   -----------  -----------
   Log Sales                                2,123         2,061           62
   Green Lumber Sales                       3,010         2,266          744
   Kiln Dry Lumber Sales                    1,972         2,068          (96)
                                        ----------   -----------  -----------
                                            7,105         6,395          710
                                        ==========   ===========  ===========

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                            NATIONAL FUEL GAS COMPANY
                                AND SUBSIDIARIES

Quarter Ended December 31(unaudited)                      2001                      2000
                                                 -----------------------   ------------------------

  Operating Revenues                                      $ 394,108,000              $ 549,999,000
                                                 =======================   ========================

  Net Income Available for Common Stock                    $ 33,207,000               $ 52,984,000
                                                 ==================================================

  Earnings Per Common Share:
     Basic                                                       $ 0.42                     $ 0.67
                                                 =======================   ========================
     Diluted                                                     $ 0.41                     $ 0.66
                                                 =======================   ========================

   Weighted Average Common Shares:
      Used in Basic Calculation                              79,471,820                 78,760,226
                                                 =======================   ========================
      Used in Diluted Calculation                            80,417,092                 80,346,348
                                                 =======================   ========================

Twelve Months Ended December 31 (unaudited)

  Operating Revenues                                     $1,901,123,000             $1,586,105,000
                                                 =======================   ========================

  Net Income Available for Common Stock                    $ 45,721,000              $ 135,322,000
                                                 =======================   ========================

  Earnings Per Common Share:
     Basic                                               $ 0.58                     $ 1.720.58
                                                 =======================   ========================
     Diluted                                                     $ 0.57                     $ 1.70
                                                 =======================   ========================

   Weighted Average Common Shares:
      Used in Basic Calculation                              79,236,494                 78,479,502
                                                 =======================   ========================
      Used in Diluted Calculation                            80,703,659                 79,564,786
                                                 =======================   ========================

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